Exhibit 99.8

INVESTOR 2019 DAY

FUELING TRACEY TRAVIS LONG-TERM GROWTH EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

OUTSTANDING RESULTS DELIVERING Average Annual Sales Growth +8%(1) Operating Margin Improvement ~+1,000 BPS EPS Growth ~21% CAGR(1) Operating Cash Flow $16B Cash Returned to Stockholders +$10B 18% 15% 12% 28% ANNUALIZED TOTAL SHAREHOLDER RETURN(2) EL (1) Non-GAAP, adjusted for the adoption of the new revenue recognition standard (“ASC 606”); adjusted for charges associated with restructuring and other activities, goodwill and other intangible asset impairments, changes in the fair value of contingent consideration, the impacts relating to the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act, China deferred tax asset valuation allowance reversal for advertising and promotional expenses, impacts of SMI rollout, remeasurement of net monetary assets in Venezuela, interest expense on debt extinguishment and ASC 606. Net sales growth is in constant currency. See GAAP Reconciliation. (2) Annualized TSR from June 30, 2009 through February 28, 2019 (3) Beauty Peers: L’Oreal, LVMH, Shiseido, Amore Pacific S&P 500 S&P 500 CONSUMER STAPLES INDEX BEAUTY PEER AVERAGE(3) 10 Years Ending FY19E

GLOBAL PRESTIGE BEAUTY GROWTH(3) +4-5% CAGR +6% CAGR +7% PROJECTED WITH AGILITY MANAGING INVESTMENTS GROWTH DRIVEN BY EL & MAC GROWTH DRIVEN BY INCREASE IN CONSUMER PULL ADVERTISING CONTRACTION IN CHINESE SPENDING BECCA / TOO FACED ACQUISITIONS GROWTH DRIVEN BY CHINESE CONSUMERS AND INCREASED ADVERTISING +5% +9% +7% +7% +11% +71% CAGR: +21% CAGR: +6% CAGR: +4% AVERAGE ANNUAL SALES GROWTH(1) OPERATING PROFIT GROWTH (1) NET SALES(2) FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19E $7.3 (1) Non-GAAP, adjusted for the adoption of the new revenue recognition standard (“ASC 606”); adjusted for charges associated with restructuring and other activities, goodwill and other intangible asset impairments, changes in the fair value of contingent consideration, the impacts relating to the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act, China deferred tax asset valuation allowance reversal for advertising and promotional expenses, impacts of SMI rollout, remeasurement of net monetary assets in Venezuela, interest expense on debt extinguishment and ASC 606. Net sales growth is in constant currency. See GAAP Reconciliation. (2) As Reported (3) Source: Euromonitor. Industry growth rates provided by calendar year. USD$ billions, FY09-FY19E CAGR: ~+14% $13.7 $14.4- $14.5 +8% AVERAGE ANNUAL SALES GROWTH(1)

DIVERSIFIED NET SALES ENABLES INDUSTRY LEADING GROWTH The Americas Asia/Pacific Europe, the Middle East, and Africa BY REGION 1% 22% BY CHANNEL FY09 FY18 International Department Stores North American Department Stores Travel Retail Freestanding Retail Stores Specialty-Multi Brand.com(1) All Other(2) (1) Retailer.com net sales are included in separate retail channels and not included in Brand.com net sales. (2) All other includes perfumeries and salons/spas. 26% 30% 7% 9% 5% 24% 15% 18% 10% 12% 5% 16% 37% FY18 22% 41% 47% FY09 18% 35%

PIVOT TOWARDS FAST GROWTH AREAS NET SALES CAGR FY09 FY18 FY09 FY18 FY09 FY18 (1) Emerging Markets include Brazil, Colombia, Mexico, Peru, Poland, Finland, Czech Republic, Hungary, Slovakia, India Affiliate, Middle East Affiliate, Russia, Commonwealth of Independent States, South Africa, Turkey, China, Indonesia, Philippines, and Vietnam (2) Comprises net sales from brand sites, third-party sites and retailer sites TRAVEL RETAIL EMERGING MARKETS(1) ONLINE(2) +19% CAGR +15% CAGR +26%

CONTINUOUS SUSTAINABLE GROWTH…

OUR BUSINESS MODEL IS DESIGNED FOR

$0-$500M

DEVELOPING

BRANDS

Innovation

Markets

& Channels

Productivity

& Efficiencies

$500M-$1B

SCALING

BRANDS

> $1B

LARGE

BRANDS

INVESTING IN GROWTH • Fast-growing Skin Care & Makeup subcategories • Hero Franchises • Artisanal & Luxury Fragrance • Innovation POSITIONED TO WIN $0.6 $1.8 $5.6 $5.6 $0.4 $1.2 $2.8 $2.9 SKIN CARE 8% CAGR MAKEUP 8% CAGR FRAGRANCE 5% CAGR HAIR CARE FY09 4% CAGR FY18 IN FASTEST GROWING CATEGORIES USD$ billions, FY09-FY18

POSITIONED TO WIN IN FASTEST GROWING CATEGORIES USD$ billions, FY09-FY18 SKIN CARE 8% CAGR $5.6 MAKEUP 8% CAGR $5.6 INVESTING IN GROWTH Fast-growing Skin Care & Makeup Hero Franchises subcategories • • HAIR CARE 5% CAGR Artisanal & Luxury Innovation Fragrance • • FRAGRANCE 4% CAGR FY09 FY18 $2.9 $2.8 $1.2 $1.8 $0.4 $0.6

TRANSFORMED OUR COST STRUCTURE TO SUPPORT GROWTH

OPERATING MARGIN & COST STRUCTURE

% of Net Sales, FY09 & FY18



OPERATING MARGIN
COST OF GOODS SOLD
MEDIA & PROMOTIONAL EXPENSE
OTHER OPERATING EXPENSES
7.0%
25.6%
25.2%
42.2%
▲9.6%
▼5.0%
▲0.4%
▼5.0%
16.6%
20.6%
25.6%
37.2%
FY09
FY18

OPERATING INCOME

USD$ billions, FY09 & FY18



$0.5
$2.3
>4X
FY09
FY18

Non-GAAP, adjusted for the adoption of the new revenue recognition standard ("ASC 606"); in constant currency and adjusted for charges associated with restructuring and other activities, goodwill and other intangible asset impairments, changes in the fair value of contingent consideration, the impacts relating to the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act, China deferred tax asset valuation allowance reversal for advertising and promotional expenses, impacts of SMI rollout, remeasurement of net monetary assets in Venezuela, interest expense on debt extinguishment and ASC 606. See GAAP Reconciliation

LEADING BEAUTY FORWARD IS ENABLING FURTHER FLEXIBILITY… IDEATE DEVELOP & INNOVATE & PLAN ANALYZE OPERATIONS CONSUMER SELL MARKET DISTRIBUTE & MERCHANDISE CONCEPT TO

...AND HELPS FUEL OUR INVESTMENT AND GROWTH Projected Results by FY 2021 MODEL 2016 ESTIMATE CURRENT ESTIMATE $350-450M $900-950M 1,800-2,000 2.2 55+ Net Benefit Target $200-300M One-Time Costs $600-700M Projected Workforce Impact 900-1,200 Average Payback Period (Years) 2.6 Initiatives 40+

DISCIPLINED supported SUPERIOR RETURNS USD$ billions, FY10-FY19E REINVEST IN BUSINESS CAPITAL XPENDITURES $5B TSR(2): 983% + + + QUISITIONS(1) $2B STOCK REPURCHASES $6B DIVIDENDS $4B RETURN TO STOCKHOLDERS capital allocation has SOURCES OF CASH OPERATING CASH FLOW $16B E AC STOCK OPTION PROCEEDS, FX AND OTHER $1B (1) Includes payments for acquired businesses, net of cash acquired and p (2) Cumulative TSR from June 30, 2009 through February 28, 2019 ayments of contingent consideration

POSITIONED FOR CONTINUED PROFITABLE GROWTH FINANCIAL PROVEN TALENT FLEXIBILITY MID-SINGLE DIGIT PRESTIGE BEAUTY GROWTH FINANCIAL DISCIPLINE WORLD CLASS BRANDS DIVERSIFIED REGIONS AND CHANNELS

GROSS MARGIN IMPROVEMENT ~+50 BPS SELLING EXPENSE LEVERAGE ~+50 BPS G&A EXPENSE LEVERAGE/OTHER ~+80 BPS INVESTMENTS ~-30 BPS ~+150 BPS FY22E OPERATING MARGIN WHILE FUNDING FUTURE GROWTH POSITIONED TO IMPROVE The long-term targets are non-GAAP measures that cannot be reconciled to Net sales, Earnings per share and Operating margin, their most directly comparable GAAP financial measures, without unreasonable effort primarily due to the uncertainties involved in estimating long-term adjustments necessary to reconcile to GAAP. See GAAP Reconciliation for further detail relating to the Company’s non-GAAP adjustments.

POSITIONED TO IMPROVE OPERATING MARGIN WHILE FUNDING FUTURE GROWTH ~+150 BPS GROSS MARGIN IMPROVEMENT SELLING EXPENSE LEVERAGE G&A EXPENSE LEVERAGE/OTHER INVESTMENTS FY22E The long-term targets are non-GAAP measures that cannot be reconciled to Net sales, Earnings per share and Operating margin, their most directly comparable GAAP financial measures, without unreasonable effort primarily due to the uncertainties involved in estimating long-term adjustments necessary to reconcile to GAAP. See GAAP Reconciliation for further detail relating to the Company’s non-GAAP adjustments. ~+50 BPS ~+50 BPS ~-30 BPS ~+80 BPS

INVEST TO SUPPORT PROFITABLE GROWTH RESOURCES INVESTMENTS SUSTAINABILITY INITIATIVES EXPAND CONSUMER REACH LEADING BEAUTY FORWARD SAVINGS FOR PRODUCTIVITY NEW / SMALLER BRANDS POSITIVE MIX AND MARGIN TECHNOLOGY ENHANCEMENTS PRICING INNOVATION REGULATORY / TARIFFS SUPPLY CHAIN CAPACITY AND AGILITY R&D & INNOVATION CAPABILITIES WASTE ELIMINATION / OPERATIONAL EFFICIENCY

CASH GENERATION POWER Earnings per Capital Double–Digit Share Growth & Working Efficiencies $3.5B–$4.0B $2.5B–$3.0B ~$2.4B ~$1.6B ANNUAL CASH FLOW FROM OPERATIONS ANNUAL FREE CASH FLOW FY22E FY19E

EXPECT STRONG SALES AND DOUBLE-DIGIT EPS GROWTH TO CONTINUE (1) Non-GAAP, adjusted for the adoption of ASC 606; adjusted for charges associated with restructuring and other activities, goodwill and other intangible asset impairments, changes in the fair value of contingent consideration and the impacts relating to the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act. See GAAP Reconciliation (2) The long-term targets are non-GAAP measures that cannot be reconciled to Net sales, Earnings per share and Operating margin, their most directly comparable GAAP financial measures, without unreasonable effort primarily due to the uncertainties involved in estimating long-term adjustments necessary to reconcile to GAAP. See GAAP Reconciliation for further detail relating to the Company’s non-GAAP adjustments. Net Sales Growth in Constant Currency(1) +8% to +9% +8% to +9% +6% to +8% Operating Margin(1) — ~+50 Basis Points ~+50 Basis Points Per Year Diluted Earnings Per Share(1) $1.26 to $1.28 $4.92 to $5.00 — Earnings Per Share Growth In Constant Currency(1) +1 to +2% +14% to +16% +Double-Digits THIRD QUARTER FISCAL 2019 ESTIMATE FISCAL 2019 ESTIMATE LONG-TERM TARGETS(2)

EXPECT STRONG SALES AND
DOUBLE-DIGIT EPS GROWTH TO CONTINUE

	THIRD QUARTER FISCAL 2019 ESTIMATE	*FISCAL 2019 ESTIMATE*	*LONG-TERM TARGETS*[2]
Net Sales Growth in Constant Currency[1]	*+8% to +9%*	*+8% to +9%*	*+6% to +8%*
Operating Margin[1]	—	*~+50 Basis Points*	*~+50 Basis Points Per Year*
Diluted Earnings Per Share[1]	*$1.26 to $1.28*	*$4.92 to $5.00*	—
Earnings Per Share Growth In Constant Currency[1]	*+1 to +2%*	*+14% to +16%*	*+Double-Digits*

(1) Non-GAAP, adjusted for the adoption of ASC 606; adjusted for charges associated with restructuring and other activities, goodwill and other intangible asset impairments, changes in the fair value of contingent consideration and the impacts relating to the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act. See GAAP Reconciliation

(2) The long-term targets are non-GAAP measures that cannot be reconciled to Net sales, Earnings per share and Operating margin, their most directly comparable GAAP financial measures, without unreasonable effort primarily due to the uncertainties involved in estimating long-term adjustments necessary to reconcile to GAAP. See GAAP Reconciliation for further detail relating to the Company's non-GAAP adjustments.

BEST DIVERSIFIED PURE PLAY